UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 1, 2013

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On August 1, 2013, CC Media Holdings, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect subsidiary, issued press releases announcing their financial results for the quarter ended June 30, 2013. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by CC Media Holdings, Inc. on August 1, 2013 (Incorporated by reference to Exhibit 99.1 to CC Media Holdings, Inc.’s Current Report on Form 8-K filed on August 1, 2013)
99.2
Press Release issued by Clear Channel Outdoor Holdings, Inc. on August 1, 2013 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 1, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: August 1, 2013	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by CC Media Holdings, Inc. on August 1, 2013 (Incorporated by reference to Exhibit 99.1 to CC Media Holdings, Inc.’s Current Report on Form 8-K filed on August 1, 2013)
99.2
Press Release issued by Clear Channel Outdoor Holdings, Inc. on August 1, 2013 (Incorporated by reference to Exhibit 99.1 to Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on August 1, 2013)